SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 15, 2009

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24081	84-1010843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Effective October 15, 2009, George A. Hallenbeck, 67, resigned from the Board of Directors of Evolving Systems, Inc. (“Company”).  There are no disagreements with the Company.  The Board of Directors is currently evaluating whether it will fill the vacancy resulting from Mr. Hallenbeck’s resignation in accordance with the Company’s Bylaws.

Effective October 15, 2009, the Company entered into a consulting agreement with Mr. Hallenbeck to provide consulting services to Evolving Systems.  Mr. Hallenbeck is one of the founders of the Company.  Under the consulting agreement the Company will pay Mr. Hallenbeck an annual fee of $10,000 for his services through May 31, 2012.  A copy of the agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Consulting Agreement entered into with George A. Hallenbeck

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2009.

Evolving Systems, Inc.

	By:	/s/ ANITA T. MOSELEY
Anita T. Moseley
Sr. Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Consulting Agreement entered into with George A. Hallenbeck